UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2011

(Unaudited)

This Page Intentionally Left Blank

May 24, 2011

Dear Fellow Shareholders,

The past six month have witnessed a continuing rally for U.S. Equities, with strong positive returns.  This, despite political turmoil in the Middle East and a devastating earthquake and tsunami in Japan.  The global economy appears to still be in recovery mode, with continued modest economic growth and surging corporate profitability.  Jobs growth, unfortunately, remains tepid.

The Conestoga Small Cap Fund has largely kept pace with the Russell 2000 and Russell 2000 Growth indices over the past six months, and has maintained its advantage over the benchmarks for the trailing one-, three-, and five-year periods.  Importantly, the Fund’s returns have been achieved with less risk (measured by the standard deviation of returns) than the benchmarks over the last three-year, five-year and since inception periods.  Returns for various periods are below:

	Six Months	One Year	Three Years	Five Years	Since Inception (10/1/2002)
The Conestoga Small Cap Fund	24.79%	31.91%	11.26%	5.31%	11.71%
Russell 2000 Index	25.48%	25.79%	8.57%	3.35%	11.68%
Russell 2000 Growth Index	27.93%	31.04%	10.16%	4.34%	12.16%

We added six new stocks to the Fund’s holdings over the past six months. Acacia Research Corporation (ACTG), located in Newport Beach, CA, is a pioneer in the field of intellectual property (IP) enforcement.  The company establishes partnerships with the owners of underexploited IP assets, taking control of partner IP for the purposes of licensing and royalty collection in exchange for a percentage of the net revenue generated by those patents. Each of Acacia’s partnerships is built around a portfolio of patents describing a specific technology which has achieved significant commercial success. The company has an experienced team of in-house attorneys plus relationships with some of the country’s leading IP litigators which it leverages in its efforts to enforce its IP rights.

Also added to the Fund was Balchem Corp. (BCPC):  Based in New Hampton, NY, between New York City and Albany, BCPC provides specialty ingredients for use in the agricultural, pharmaceutical and medical industries.  The company’s micro-nutrient product line has excellent growth potential in both dairy and human food applications.  Additionally, BCPC’s choline chloride is beginning to be used as an environmentally safer replacement to potassium chloride in the hydro-fracturing process of natural gas extraction.  The company has all the investment criteria we seek in our companies: sustainable growth potential, low debt levels (BCPC has no debt), high returns on equity, and in our analysis, an very a capable management team.

Four stocks were removed from the Fund’s holdings since September 30, 2010.  Two of the stocks were sold due to a rise in market capitalization: Ansys Inc. (ANSS) and SM Energy Co. (SM).  Both companies serve as perfect examples of the type of company we would like to buy and hold for our client portfolios.  Each was characterized by sustainable earnings growth rates, high returns on equity (ROE), and low debt levels, and excellent management teams.

The other positions sold during the quarter were EMS Technologies Inc. (ELMG) and Landauer Inc. (LDR)  In our ongoing reviews of ELMG’s business (the company develops wireless technologies for commercial and defense applications), we determined that other holdings in the portfolio were more deserving of the Fund’s capital.  We sold the position to reinvest proceeds in another portfolio holding, SourceFire Inc. (FIRE).  Landauer Inc. (LDR) has been one of the slower, but steadier, growers in the portfolio over the past several years.  LDR received an unexpected rise in its stock price after the Japanese tsunami and nuclear radiation leaks.  LDR is one of the larger manufacturers of radiation dosimeters, worn by individuals that may be exposed to radiation for measurement purposes.  We believed that LDR was fairly valued prior to the nuclear crisis in Japan, and sold the company after its rise in March.

We would like to close this letter by expressing our continued gratitude to the Fund’s shareholders.  The Fund’s assets rose to nearly $150 million as of March 31, 2011.  We have taken steps to make the Fund more widely available to investors over the past year, including expanded availability at Fidelity Investments in the Spring of 2011.  We believe the Fund has met its objectives of long-term capital appreciation, with less risk relative to its benchmarks.  We continue our efforts to identify and select high quality small cap growth companies for inclusion in the portfolio in the years ahead.  As managers and fellow shareholders of the Fund, we would like to thank you for continuing to place your confidence and trust in us.

William C. Martindale, Jr.

Robert M. Mitchell

Conestoga Small Cap Fund $25,633
Russell 2000 Index $25,980
Russell 2000 Growth Index $26,884
Value of $10,000 Invested 10/01/2002
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2002
9/30/2003
9/30/2004
9/30/2005
9/30/2006
9/30/2007
9/30/2008
9/30/2009
9/30/2010
3/31/2011

	One Year Return	Five Year Return	Since Inception (10/1/2002 through 03/31/2011)
Conestoga Small Cap Fund	31.91%	5.31%	11.71%
Russell 2000 Index	25.79%	3.35%	11.68%
Russell 2000 Growth Index	31.04%	4.34%	12.16%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA SMALL CAP FUND

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 through March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2010 through
	October 1, 2010	March 31, 2011	March 31, 2011

Actual	$1,000.00	$1,247.93	$6.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.45	$5.54

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

March 31, 2011

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2011 were $ 148,234,450.

Cash Equivalent 4.33%
Consumer Discretionary 4.79%
Other Assets Less Liabilities 0.54%
Financial Services 11.45%
Technology 29.68%
Healthcare 15.64%
Materials and Processing 4.00%
Energy 7.67%
Producer Durables 21.90%

*Russell Sectors

  Cash Equivalent and Other Assets Less Liabilities are not Russell Sectors

CONESTOGA SMALL CAP FUND

Schedule of Investments

March 31, 2011(Unaudited)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Educational Services
44,500	Capella Education Company *	$ 2,215,655
11,100	Strayer Education, Inc.	1,448,439
Eductional Services Total		3,664,094
Textile Apparel & Shoes
160,000	Iconix Brand Group, Inc. *	3,436,800

Consumer Discretionary Sector Total		7,100,894	4.79%

Energy
Oil: Crude Producers
26,100	Contango Oil & Gas, Inc. *	1,650,564
Oil Well Equipment & Services
36,551	Carbo Ceramics, Inc.	5,158,077
22,325	Core Laboratories NV	2,280,945
103,675	Tesco Corporation *	2,273,593
Oil Well Equipment & Services Total		9,712,615

Energy Sector Total		11,363,179	7.67%

Financial Services
Asset Management & Custodian
94,478	Westwood Holdings Group, Inc.	3,802,739
Financial Data & Systems
139,540	Advent Software, Inc. *	4,003,403
32,975	FactSet Research Systems, Inc.	3,453,472
62,500	Morningstar, Inc.	3,648,750
Financial Data & Systems Total		11,105,625
Research Services
60,000	Acacia Research Corp. *	2,061,000

	Financial Services Sector Total	16,969,364	11.45%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Healthcare Services
153,875	Align Technology, Inc. *	$ 3,151,360
24,500	Healthstream, Inc. *	189,385
47,875	Quality Systems, Inc.	3,989,902
Health Care Services Total		7,330,647
Medical Equipment
115,200	Abaxis, Inc. *	3,322,368
74,500	Immucor, Inc. *	1,473,610
Medical Equipment Total		4,795,978.00
Medical and Dental Instruments and Supplies
50,325	Integra Lifesciences Holdings Corp. *	2,386,412
162,075	Meridian Bioscience, Inc.	3,888,179
59,751	Neogen Corporation *	2,472,496
32,250	TECHNE Corporation	2,308,778
Medical and Dental Instruments and Supplies Total		11,055,865

	Healthcare Sector Total	23,182,490	15.64%

Materials and Processing
Building Materials
140,000	Simpson Manufacturing Company, Inc.	4,124,400
Chemicals & Allied Products
48,125	Balchem Corp.	1,805,650

Materials and Processing Sector Total		5,930,050	4.00%

Producer Durables
Aerospace
62,850	Aerovironment, Inc. *	2,197,864
Commercial Services
61,275	Advisory Board Company *	3,155,663
102,050	Costar Group, Inc. *	6,396,494
99,300	Ritchie Bros. Auctioneers, Inc.	2,795,295
170,926	Rollins, Inc.	3,469,798
115,050	Tetra Tech, Inc. *	2,840,585
Commercial Services Total		18,657,835

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

Diversified Manufacturing Operations
87,450	Raven Industries, Inc.	$ 5,371,179
Scientific Instruments: Control & Filter
144,675	Sun Hydraulics Corporation	6,235,493

Producer Durables Sector Total		32,462,371	21.90%

Technology
Communications Technology
57,075	EMS Techologies, Inc. *	1,121,809
Computer Services Software & Systems
268,600	Accelrys, Inc. *	2,148,800
99,200	Blackbaud, Inc.	2,702,208
80,625	Blackboard, Inc. *	2,921,850
41,650	Micros Systems, Inc. *	2,058,760
229,000	NIC, Inc. *	2,853,340
46,000	Pegasystems, Inc.	1,746,620
102,650	Pro Holdings, Inc. *	1,495,610
145,000	Tyler Technologies, Inc. *	3,437,950
Computer Services Software & Systems Total		19,365,138
Electronic Components
66,975	Hittite Microwave Corp. *	4,270,996
75,000	NVE Corporation *	4,225,500
Electronic Components Total		8,496,496
Electronics
59,750	II-VI, Inc. *	2,972,562
Information Technology
221,250	Bottomline Technologies, Inc. *	5,555,587
158,175	Comscore, Inc. *	4,666,162
66,300	Sourcefire, Inc. *	1,823,913
Information Technology Total		12,045,662

	Technology Sector Total	44,001,667	29.68%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

TOTAL COMMON STOCKS
	(Cost $97,453,348)	$141,010,015	95.13%

SHORT-TERM INVESTMENTS
6,413,416	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $6,413,416)	6,413,416	4.33%

TOTAL INVESTMENTS
	(Cost $103,866,764)	$147,423,431	99.46%

	Other Assets Less Liabilities	811,019	0.54%

	TOTAL NET ASSETS	$148,234,450	100.00%

* Non-income producing
** Variable rate effective at March 31, 2011.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

March 31, 2011(Unaudited)

Assets:
Investments at Value (Cost $103,866,764)	$ 147,423,431
Cash	2,655,460
Receivables:
Shareholder Subscriptions	1,387,175
Dividends	91,491
Interest	65
Total Assets	151,557,622
Liabilities:
Accrued Investment Advisory Fees	121,639
Accrued Trustees' Fees and Expenses	14,464
Shareholder Redemptions Payable	15,315
Payable for Securities Purchased	3,171,754
Total Liabilities	3,323,172
Net Assets	$ 148,234,450

Net Assets Consist of:
Beneficial Interest Paid-in	$ 104,693,318
Accumulated Net Investment Loss	(124,460)
Accumulated Net Realized Gain on Investments	108,925
Net Unrealized Appreciation in Value of Investments	43,556,667
Net Assets, for 6,161,920 Shares Outstanding, Unlimited Number of
Shares Authorized with a $0.001 Par Value	$ 148,234,450
Net Asset Value, Offering and Redemption Price
Per Share ($148,234,450/6,161,920 shares)	$ 24.06

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations

For the Six Months Ended March 31, 2011(Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $4,166)	$ 547,690
Interest	247
Total investment income	547,937
Expenses:
Investment advisory fees	733,523
Trustees' fees and expenses	38,499
Total expenses	772,022
Less: Advisory fees waived	(99,625)
Net expenses	672,397

Net Investment Loss	(124,460)

Realized and unrealized gain on investments:
Net realized gain on investments	2,564,445
Net change in unrealized appreciation on investments	24,697,291
Net realized and unrealized gain on investments	27,261,736

Net increase in net assets resulting from operations	$ 27,137,276

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets

	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	3/31/2011	9/30/2010
Increase/(Decrease) In Net Assets
From Operations:
Net investment (loss)	$ (124,460)	$ (215,283)
Net realized gain on investments	2,564,445	335,003
Net change in unrealized appreciation on investments	24,697,291	11,567,079
Net increase in net assets resulting from operations	27,137,276	11,686,799

From Fund share transactions:
Proceeds from sale of shares	30,858,711	39,424,582
Cost of shares redeemed	(12,827,305)	(13,401,297)
Total increase in net assets from Fund share transactions	18,031,406	26,023,285

Total increase in net assets	45,168,682	37,710,084

Net Assets at Beginning of Period	103,065,768	65,355,684
Net Assets at End of Period ( Includes accumulated net	$ 148,234,450	$ 103,065,768
investment loss of $(124,460) and $0, respectively)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/2011		9/30/2010	9/30/2009	9/30/2008	9/30/2007	9/30/2006

Net asset value - beginning of period	$19.28		$16.92	$17.68	$ 20.27	$ 17.75	$ 16.85

Net investment income (loss) (a)	(0.02)		(0.04)	− (b)	0.07	− (b)	(0.05)
Net realized and unrealized gain (loss) on investments	4.80		2.40	(0.70)	(2.14)	2.59	1.12
Total from investment operations	4.78		2.36	(0.70)	(2.07)	2.59	1.07

Distributions from net investment income	−		−	(0.03)	(0.03)	−	−
Distributions from net realized capital gains	−		−	−	(0.49)	(0.07)	(0.17)
Distributions in excess of net investment income	−		−	(0.03)	−	−	−
Total distributions	−		−	(0.06)	(0.52)	(0.07)	(0.17)

Net asset value - end of period	$24.06		$19.28	$16.92	$17.68	$20.27	$17.75

Total return	24.79%		13.95%	(3.87)%	(10.43)%	14.61%	6.40%
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 148,234		$ 103,066	$ 65,356	$ 42,582	$ 29,281	$ 18,432

Before waivers
Ratio of expenses to average net assets	1.26%	(c)	1.24%	1.29%	1.30%	1.31%	1.35%
Ratio of net investment income / (loss) to average net assets	(0.37)%	(c)	(0.40)%	(0.18)%	0.19%	(0.17)%	(0.26)%

After waivers
Ratio of expenses to average net assets	1.10%	(c)	1.10%	1.10%	1.10%	1.15%	1.35%
Ratio of net investment income /(loss) to average net assets	(0.20)%	(c)	(0.26)%	0.01%	0.39%	(0.01)%	(0.26)%

Portfolio turnover rate	9.93%		22.53%	13.89%	23.12%	13.51%	19.02%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b) Represents less than $0.01 per share
(c) Annualized

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2011

(Unaudited)

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of two series, the Conestoga Small Cap Fund (the “Fund”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act").  The Fund's investment strategy is to achieve long-term growth of capital.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.  The Fund’s investment advisor is Conestoga Capital Advisors, LLC. (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America “GAAP”.

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2011

(Unaudited)

on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2011 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2011 (Total)
Assets
Short-Term
Investments	$ 6,413,416	$ -	$ -	$ 6,413,416
Common Stocks	141,010,015	-	-	141,010,015
Total	$ 147,423,431	$ -	$ -	$ 147,423,431

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of March 31, 2011, and has determined that none of them are uncertain.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended September 30, 2010, are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2011

(Unaudited)

primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund follows GAAP and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other – GAAP requires that permanent book/tax differences be reclassified among the components of capital.

Reclassification – As of March 31, 2011, the Fund recorded no permanent book/tax differences from net investment loss to paid-in capital.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the unaffiliated trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the six months ended March 31, 2011, the Adviser earned advisory fees of $733,523.  The Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2012.  For the six months ended March 31, 2011, the Adviser waived $99,625 of its fees under this arrangement.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2011

(Unaudited)

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. The Distribution Plan is currently inactive and the Fund did not accrue any 12b-1 fees under this plan during the six months ended March 31, 2011.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

There were no shareholder votes held between October 1, 2010 and March 31, 2011.

On November 18th 2010, the Board of Trustees reviewed and discussed the terms and provisions of the Investment Advisory Agreement for the Conestoga Small Cap Fund. In evaluating the Investment Advisory Agreement, generally the Board relied upon their knowledge of the Adviser, its services and the Fund, resulting from their meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which they had received in preparation for their consideration of the Investment Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

Fees, Expenses and Performance.  The Board reviewed performance information comparing the Fund to other funds in its Lipper peer group, the performance history of the Fund compared to its benchmarks, and the Fund’s Morningstar ratings.  The Board also compared the total expense ratio of the Fund to other small cap mutual funds.  Because the Fund paid a management fee that included both advisory and administrative services, the Board determined that it would be appropriate to compare the Fund’s total expenses to those of its peers.

Other Benefits. Profitability of Adviser and Affiliates.  The Board reviewed the costs of the services provided by the Adviser and the profitability of the relationship to the Adviser.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Fund. The Board also considered the Adviser’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2011

(Unaudited)

Economies of Scale.  The Board reviewed the structure of the Fund’s management fee and noted the contractual expense cap that was in place for the Fund. The Board considered the asset size of the Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by the Adviser were appropriate for the proper management of the Fund’s assets; ii) the Fund’s performance was in line with the performance of its benchmarks; iii) the current profitability of the Fund to the Adviser appeared reasonable; and iv) the Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the advisory agreement.

The Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Fund and Conestoga Capital Advisors dated January 2nd 2008, through January 2nd 2012.

Note 4. Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2011, were as follows:

Purchases……………………………………………..………….…$  25,427,087

Sales……………………………………………………………….….$  11,732,474

For Federal Income Tax purposes, the cost of investments owned at March 31, 2011, is $103,866,764.  As of March 31, 2011, the gross unrealized appreciation on a tax basis totaled $44,549,200 and the gross unrealized depreciation totaled $992,533 for a net unrealized appreciation of $43,556,667.

As of September 30, 2010 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation                  $18,812,868

Capital loss carryforwards                      (1,869,460)

Post October losses                                  (539,552)

Total

         $16,403,856

As of September 30, 2010 the Fund had net capital loss carry-forwards of $1,869,460, of which $1,043,730 expires 9/30/2017 and $825,730 expires 9/30/2018.  To the extent the carry-forwards are used to offset future gains, the amount offset will not be distributed to shareholders.

The difference between the sum of the capital loss carry-forwards and post October losses for tax purposes and the accumulated net realized losses reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Net capital losses incurred after October 31st within the current fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such capital losses and they are included under the caption “Post October Losses” in the components of accumulated earnings on a tax basis shown above.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2011

(Unaudited)

The tax character of distributions paid during the six months ended March 31, 2011 and the year ended September 30, 2010 were as follows:

Note 5. Beneficial Interest

The following table summarizing the activity in shares of the Fund:

             For the Six Months Ended 3/31/2011                 For the Year Ended 9/30/2010

	Shares	Value	Shares	Value
Issued	1,410,020	$ 30,858,711	2,231,038	$ 39,424,582
Redeemed	(748,634)	(12,827,305)	(748,634)	(13,401,297)
Total	661,386	$ 18,031,406	1,482,404	$ 26,023,285

Note 6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

CONESTOGA SMALL CAP FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[i] i :
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust; since 2004; Chairman, Elder Trust; from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services), 1985 to 2002;	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	President and Chief Executive Officer, Kovich Capital Management (private asset management); since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988;	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	Founder and Principal, Bransford Investment Partners, LLC (private asset management).since 1997;	2	Trustee, the Saratoga Advantage Funds (14 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (management, financial, organizational and retirement consulting) since 1992;	2	Trustee & Chairman of Bryce Capital Mutual Funds (2 portfolios) (2004-2006)
Interested Trustees[4]:
William C. Martindale, Jr., 1942	CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001;	2	None
W. Christopher Maxwell, 1943	Chairman & Trustee	Since 2002	President and CEO of Maxwell Associates, LLC, since 1997; Managing Partner of Conestoga Capital Advisors, LLC from 2001 through 2008.	2	None
Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr., 1942	CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001;
Duane R. D’Orazio, 1972	Secretary, since July 2002. Chief Compliance Officer, since August 2004, Anti-Money Laundering Compliance Officer, since December 2008	Since 2002	Managing Partner and Co-Founder of the Adviser. Head Trader and Chief Compliance Officer of the Adviser.
Robert M. Mitchell, 1969	Treasurer	Since 2002	Managing Partner, Co-Founder, Portfolio Manager and Research Analyst of the Adviser.
Gregory Getts, 1957	Assistant Treasurer	Since 2006	President of Mutual Shareholder Services, LLC, the Fund’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).
Mark S. Clewett, 1968	Senior Vice President	Since 2006	Since 2006, Director of Institutional Sales and Client Service for the Adviser; from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan, 1959	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC.
David M. Lawson, 1951	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC
Michelle L. Patterson, 1976	Vice President	Since 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of the Adviser.
M. Lorri McQuade, 1950	Vice President	Since 2003	Partner (since 2003) and Administrative Manager (since 2001) of the Adviser.

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

CONESTOGA SMALL CAP FUND

Additional Information

March 31, 2011

(Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2011, the Fund did not pay any distributions.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Conestoga Small Cap Fund Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 6, 2011

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date June 6, 2011

* Print the name and title of each signing officer under his or her signature.